                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)                               [ ]

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                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                                  95-3571558
         (State of incorporation                               (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

         700 South Flower Street
                Suite 500
         Los Angeles, California                                     90017
(Address of principal executive offices)                          (Zip code)

                                   ----------

                Origen Manufactured Housing Contract Trust 2007-A
               (Exact name of obligor as specified in its charter)

                Delaware                                         Applied for
     (State or other jurisdiction of                           (I.R.S. employer
      incorporation or organization)                         identification no.)

      c/o Wilmington Trust Company
           Rodney Square North
        1100 North Market Street                                    19890
          Wilmington, Delaware                                    (Zip code)
(Address of principal executive offices)

 Origen Manufactured Housing Contract Trust Collateralized Notes , Series 2007-A
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                      Name                               Address
                      ----                               -------
     Comptroller of the Currency
     United States Department of the
     Treasury                                Washington, D.C. 20219

     Federal Reserve Bank                    San Francisco, California 94105

     Federal Deposit Insurance Corporation   Washington, D.C. 20429

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948.

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 30th day of April, 2007.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By: /S/ Keith R. Richardson
                                            ------------------------------------
                                        Name: Keith Richardson
                                        Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

     At the close of business September 30, 2006, published in accordance with Federal regulatory authority instructions.

                                                                  Dollar Amounts
                                                                   in Thousands
                                                                  --------------
ASSETS
Cash and balances due from
   depository institutions:
   Noninterest-bearing balances
      and currency and coin....................................         3,188
   Interest-bearing balances...................................             0
Securities:
   Held-to-maturity securities.................................            56
   Available-for-sale securities...............................        64,467
Federal funds sold and securities
   purchased under agreements to resell:
   Federal funds sold .........................................        49,000
   Securities purchased under agreements to resell.............       128,000
Loans and lease financing receivables:
   Loans and leases held for sale..............................             0
   Loans and leases,
      net of unearned income...................................             0
   LESS: Allowance for loan and
      lease losses.............................................             0
   Loans and leases, net of unearned
      income and allowance ....................................             0
Trading assets.................................................             0
Premises and fixed assets (including
   capitalized leases).........................................         3,808
Other real estate owned........................................             0
Investments in unconsolidated
   subsidiaries and associated
   companies...................................................             0
Not applicable
Intangible assets:
   Goodwill....................................................       267,486
   Other Intangible Assets ....................................        15,230
Other assets...................................................        40,470
                                                                     --------
Total assets...................................................      $571,705
                                                                     ========

LIABILITIES
Deposits:
   In domestic offices.........................................         2,039
   Noninterest-bearing.........................................         2,039
   Interest-bearing............................................             0
Not applicable
Federal funds purchased and securities
   sold under agreements to repurchase:
   Federal funds purchased.....................................             0
   Securities sold under agreements to repurchase..............             0
Trading liabilities............................................             0
Other borrowed money:
   (includes mortgage indebtedness
   and obligations under capitalized
   leases).....................................................        58,000
Not applicable
Not applicable
Subordinated notes and debentures..............................             0
Other liabilities..............................................        85,004
Total liabilities..............................................       145,043
                                                                      =======
Minority interest in consolidated subsidiaries.................             0

EQUITY CAPITAL

Perpetual preferred stock and related surplus..................             0
Common stock...................................................         1,000
Surplus (exclude all surplus related to preferred stock).......       321,520
Retained earnings..............................................       104,139
Accumulated other comprehensive
   income......................................................             3
Other equity capital components................................             0
                                                                      -------
Total equity capital...........................................       426,662
                                                                      -------
Total liabilities, minority interest, and equity capital
   (sum of items 21, 22, and 28)...............................       571,705
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     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

     William J. Winkelmann )   Vice President

     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

     Michael K. Klugman, President         )
     Michael F. McFadden, MD               )   Directors (Trustees)
     Frank P. Sulzberger, Vice President   )